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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


           Date of Report (Date of earliest event) DECEMBER 14, 1999


                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


          Ohio                        0-20100              34-1686642
----------------------------        -----------        ------------------
(State or other jurisdiction        (Commission          (IRS Employer
of incorporation)                   File Number)       Identification No.)


5200 Stoneham Road, North Canton, Ohio                       44720
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(Address of principal executive offices)                   (Zip Code)


                                 (330) 499-1660
                          ----------------------------
               Registrant's telephone number, including area code


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Item 5.  OTHER EVENTS

     On December 14, 1999, Belden & Blake Corporation (the "Company") and the several lenders participating in its revolving credit facility amended the revolving credit agreement. On December 15, 1999, the Company made its semiannual interest payment of $11.1 million on its $225 million of senior subordinated notes.

Signatures
----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 15, 1999            BELDEN & BLAKE CORPORATION
      -----------------            (Registrant)


                                   By:  /s/John L. Schwager
                                      -------------------------------
                                        John L. Schwager
                                        Chief Executive Officer




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